SIX CIRCLES FUNDS

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

(each a series of Six Circles Trust)

Supplement dated September 21, 2022

to the Statement of Additional Information dated August 28, 2022

Steven R. Meier has resigned from the Board of Trustees of the Six Circles Trust. Accordingly, all references to Steven R. Meier are hereby deleted from the Statement of Additional Information, except with respect to the chart in the “Trustee Compensation — Trustees” section of Part I.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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SUPP-6C-2022-16